                                                                   Exhibit 10.20
                                                                   -------------

               RESTRUCTURING CONTRIBUTION AND ISSUANCE AGREEMENT


          This Restructuring Contribution and Issuance Agreement dated as of December 31, 1997 (this "Agreement"), is entered into by and between the Public Unitholders of PIMCO Advisors L.P., a Delaware limited partnership ("PIMCO Advisors"), Oppenheimer Capital, L.P., a Delaware limited partnership ("Opcap LP"), and PIMCO Advisors. Initially capitalized terms used herein and not otherwise defined herein are defined in the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated October 31, 1997 (the "PIMCO Advisors Partnership Agreement").

                                   RECITALS:

          WHEREAS, pursuant to Section 16.1 of the PIMCO Advisors Partnership Agreement, if the General Partners of PIMCO Advisors determine that as a result of, among other things, the enactment of legislation, there is a substantial risk of an Adverse Partnership Tax Event or a Tax Realization Event, the General Partners have the authority to effect one or more Restructurings of PIMCO Advisors, including, but not limited to, (a) the creation of one or more Business Entities controlled by the General Partners, Affiliates of the General Partners or Affiliates of PIMCO Advisors, (b) the transfer of all or any part of the business or assets of PIMCO Advisors to one or more existing or newly-created Business Entities in exchange for interests in such Business Entities,
(c) the initiation of exchange or redemption transactions which will permit and may automatically effect, without the consent of any Limited Partner, the exchange of some or all of the PIMCO Advisors LP Units for interests in one or more existing or newly-created Business Entities, (d) the imposition of substantial restrictions on the transferability of some or all of the PIMCO Advisors LP Units, and (e) causing PIMCO Advisors and any one or more Successor Entities to enter into agreements governing their relationships following the restructuring, on terms and conditions determined by the General Partners, including agreements relating to the issuance of and sale of securities of the Successor Entity, the acquisition by a Successor Entity of businesses or assets and the contribution of such businesses or assets to PIMCO Advisors in exchange for PIMCO Advisors Units, the adoption by a Successor Entity of employee benefit plans for the benefit of PIMCO Advisors employees and the exchange of outstanding PIMCO Advisors units for securities of the Successor Entity upon request by the holders of PIMCO Advisors Units;

          WHEREAS, pursuant to Section 16.3 of the PIMCO Advisors Partnership Agreement, the General Partners have the authority to execute, deliver and perform all documents and instruments, and to take all actions and do such things that the General Partners deem necessary and appropriate in connection with any Restructuring pursuant to Article XVI of the PIMCO Advisors Partnership Agreement, without the approval of the Limited Partners, including the Public Unitholders (the "Authorization");

          WHEREAS, the General Partners of PIMCO Advisors have determined that as a result of legislation enacted as part of the Taxpayer Relief Act of 1997, there will be an Adverse Partnership Tax Event unless the PIMCO Advisors Class A LP Units cease to be publicly traded prior to January 1, 1998, and have determined it appropriate to effect a Restructuring of PIMCO Advisors wherein each Public Unitholder will contribute its PIMCO Advisors LP Units to Opcap LP in exchange for an equal number of units of limited partner interest in Opcap LP ("Opcap LP Units");

          WHEREAS, the restructuring will result in each Public Unitholder ceasing to be a Limited Partner of PIMCO Advisors and being admitted as a limited partner of Opcap LP;

          WHEREAS, pursuant to Sections 9.01 and 13.06 of the Amended and Restated Agreement of Limited Partnership of Oppenheimer Capital, L.P. dated March 14, 1991, as amended (the "Opcap LP Partnership Agreement"), the General Partner of Opcap LP has the authority to issue additional limited partner interests to Opcap LP and admit additional limited partners to Opcap LP upon making an Assignment Determination and a Tax Determination, as those terms are defined in the Opcap LP Partnership Agreement, and upon obtaining an opinion of a nationally recognized investment banking firm that such issuance is fair to the limited partners who are not affiliates of the General Partner from a financial point of view (a "Fairness Opinion");

          WHEREAS, the General Partner of Opcap LP has made an Assignment Determination and a Tax Determination, and has obtained a Fairness Opinion from Lazard Freres & Company LLC;

          WHEREAS, PIMCO Partners G.P., a California General Partnership ("PGP"), and Opcap LP, as General Partners of PIMCO Advisors and pursuant to the power, authority and authorization granted to them under the PIMCO Advisors Partnership Agreement including, without limitation, Sections 16.1 and 16.3, desire to cause the PIMCO Advisors LP Units held by the Public Unitholders to be contributed to Opcap LP in exchange for an equal number of Opcap LP Units; and

          WHEREAS, PGP, as the General Partner of Opcap LP, desires to cause Opcap LP to accept contributions from the Public Unitholders of their PIMCO Advisors LP Units in exchange for issuance of an equal number of Opcap LP Units and to admit the Public Unitholders as limited partners of Opcap LP;

          NOW, THEREFORE, the undersigned, in consideration of the premises, covenants and agreements contained herein, do hereby agree as follows:

          1.  Contribution.  Pursuant to the Authorization, in exchange for an
              ------------
equal number of Opcap LP Units, each Public Unitholder, individually, and the Public Unitholders, collectively, upon the execution and delivery of this Agreement by the parties hereto as of the date hereof and effective 11:59 p.m. on December 31, 1997 (the "Effective Time"), do hereby contribute, transfer, assign and convey all their PIMCO Advisors LP Units to Opcap LP. At the Effective Time, all certificates for the PIMCO Advisors LP Units held by the Public Unitholders shall be deemed surrendered and canceled. Upon execution of this Agreement, Opcap LP does hereby receive and accept such units, which shall become units of general partner interest in PIMCO Advisors upon their transfer to Opcap LP, and Opcap LP does hereby assume the rights and obligations assigned to such units in the PIMCO Advisors Partnership Agreement. At the Effective Time, all right, title and interest in and to such units of general partner interest shall vest in Opcap LP. A certificate for the PIMCO Advisors general partner units shall be issued to Opcap LP as of the Effective Time.

          2.  Issuance and Admission.  In exchange for the contribution to Opcap
              ----------------------
LP of the PIMCO Advisors LP Units, Opcap LP does hereby issue to each Public Unitholder a number of Opcap LP Units equal to the number of PIMCO Advisors LP Units contributed by such Public Unitholder pursuant to Section 1. Concurrent with the contribution and issuance of the units of limited partner interest herein, each Public Unitholder is hereby admitted as a limited partner of Opcap LP. Upon the issuance of the Opcap LP Units as set forth herein, PGP in its capacity as General Partner of Opcap LP shall cause Opcap LP to issue one or more certificates evidencing the number of Opcap LP Units so issued. PGP shall also cause the registration of the issuance of Opcap LP Units issued hereunder.

          3.  Acceptance and Binding.  Pursuant to the Authorization, each
              ----------------------
Public Unitholder does hereby become a limited partner of Opcap LP, accepts all of the terms and conditions of the Opcap LP Partnership Agreement and agrees to comply with and be bound by the Opcap LP Partnership Agreement, as the same may be amended from time to time, and hereby grants the power of attorney in accordance with Article XVII of the Opcap LP Partnership Agreement.

          4.  Books and Records.  The parties hereto shall take all actions
              -----------------
necessary under the Delaware Revised Uniform Limited Partnership Act, the PIMCO Advisors Partnership Agreement and the Opcap LP Partnership Agreement to evidence the contribution of the PIMCO Advisors LP Units to Opcap LP, the issuance of the Opcap LP Units to the Public Unitholders, and the admission of the Public Unitholders as limited partners in Opcap LP.

          5.  Binding Effect.  This Agreement shall be binding upon, and shall
              --------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

          6.  Execution in Counterparts.  This Agreement may be executed in
              -------------------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          7.  Governing Law.  This Agreement shall be governed by, and
              -------------
interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflict of laws rules.

                              [Signatures Follow]

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.



                                       PUBLIC UNITHOLDERS

                                       All Public Unitholders of PIMCO Advisors
                                       L.P. pursuant to authorizations recited
                                       in favor of or granted to the General
                                       Partner under Section 16.3 of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated October 31, 1997, as amended

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO

                                       OPPENHEIMER CAPITAL, L.P.

                                       By:  PIMCO PARTNER, G.P.,
                                            General Partner

                                       By:  Pacific Investment Management
                                            Company, a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO


                                       PIMCO ADVISORS L.P.

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.



                                       PUBLIC UNITHOLDERS

                                       All Public Unitholders of PIMCO Advisors
                                       L.P. pursuant to authorizations recited
                                       in favor of or granted to the General
                                       Partner under Section 16.3 of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated October 31, 1997, as amended

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By:   /s/ ERNEST L. SCHMIDER
                                               ---------------------------------
                                               Name:  Ernest L. Schmider
                                               Title: Secretary

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.



                                       PUBLIC UNITHOLDERS

                                       All Public Unitholders of PIMCO Advisors
                                       L.P. pursuant to authorizations recited
                                       in favor of or granted to the General
                                       Partner under Section 16.3 of the Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated October 31, 1997, as amended

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By:   /s/ KHANH T. TRAN
                                               ---------------------------------
                                               Name:  Khanh T. Tran
                                               Title: Chief Financial Officer


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By: /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name: William S. Thompson
                                               Title: CEO

                                       OPPENHEIMER CAPITAL, L.P.

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  Pacific Investment Management
                                            Company, a General Partner


                                            By:   /s/ KHANH T. TRAN
                                               ---------------------------------
                                               Name:  Khanh T. Tran
                                               Title: Chief Financial Officer


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By:   /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name:  William S. Thompson
                                               Title: CEO


                                       PIMCO ADVISORS L.P.

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By:   /s/ KHANH T. TRAN
                                               ---------------------------------
                                               Name:  Khanh T. Tran
                                               Title: Chief Financial Officer


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By:   /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name:  William S. Thompson
                                               Title: CEO

                                       OPPENHEIMER CAPITAL, L.P.

                                       By:  PIMCO PARTNER, G.P.,
                                            General Partner

                                       By:  Pacific Investment Management
                                            Company, a General Partner


                                            By:   /s/ KHAN T. TRAN
                                               ---------------------------------
                                               Name:  Khan T. Tran
                                               Title: CFO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By:   /s/ ERNEST L. SCHMIDER
                                               ---------------------------------
                                               Name:  Ernest L. Schmider
                                               Title: Secretary


                                       PIMCO ADVISORS L.P.

                                       By:  PIMCO PARTNERS, G.P.,
                                            General Partner

                                       By:  PACIFIC INVESTMENT
                                            MANAGEMENT COMPANY,
                                            a General Partner


                                            By:   /s/ WILLIAM S. THOMPSON
                                               ---------------------------------
                                               Name:  William S. Thompson
                                               Title: CEO


                                       By:  PIMCO PARTNERS LLC,
                                            a General Partner


                                            By:   /s/ ERNEST L. SCHMIDER
                                               ---------------------------------
                                               Name:  Ernest L. Schmider
                                               Title: Secretary

                                       5